                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INDUSTRIAL TECHNOLOGIES, INC
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:.........

    2)  Aggregate number of securities to which transaction applies:............

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):...........................................................

    4)  Proposed maximum aggregate value of transaction:........................

    5)  Total fee paid:.........................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No:

    3)  Filing Party:

    4)  Date Filed:

                          INDUSTRIAL TECHNOLOGIES, INC.
                                ONE TREFOIL DRIVE
                           TRUMBULL, CONNECTICUT 06611

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 1997

To Our Stockholders:

         The 1997 Annual Meeting of Stockholders of Industrial Technologies, Inc. (the "Company") will be held at the Company's principal executive offices located at One Trefoil Drive, Trumbull, Connecticut on Tuesday, April 15, 1997 at 10:00 a.m. (local time) for the following purposes:

1.       To elect the Board of Directors.

2. To ratify the appointment by the Board of Directors of McGladrey & Pullen, LLP as the Company's independent certified auditors for the fiscal year ending September 30, 1997.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on February 26, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          /s/ JOSEPH SCHLIG
                                          -----------------
                                          Joseph Schlig
                                          Secretary


Dated:  March 14, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                          INDUSTRIAL TECHNOLOGIES, INC.
                                ONE TREFOIL DRIVE
                           TRUMBULL, CONNECTICUT 06611

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 1997
                           --------------------------

This Proxy Statement is furnished to the stockholders of Industrial Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 15, 1997, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 1996 Annual Report to Stockholders are first being mailed or given to stockholders on or about March 14, 1997.

                                     PROXIES

A stockholder giving a proxy may revoke it at any time before it is voted by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation, or by attending the Annual Meeting in person and casting a ballot. Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein and in favor of the other proposal set forth in the Notice of Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone, or by other means.

                                VOTING SECURITIES

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on February 26, 1997 (the "Record Date"). On the Record Date, there were 5,464,548 shares of Common Stock, the Company's only voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 26, 1997, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors, (iii) each executive officer named in the summary compensation table, and (iv) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                Number of Shares
Beneficial Owner                  Beneficially Owned          Percentage of Class(1)
----------------                  ------------------          ----------------------
CMNY Capital, L.P.(2)                    845,663                     15.8%
135 East 57th Street
New York, NY 10022

Howard Davidoff(2)                        24,000(3)                   0.4%
Carl Marks & Co., Inc.
135 East 57th Street
New York, NY 10022

Gerald W. Stewart                        216,548(4)(7)                3.9%
1079 Boston Post Road
Sudbury, MA 01776

Eric H. Twerdahl                          20,000(5)                   0.4%
9 Lantern Ridge
New Canaan, CT 06840

Joseph Schlig                            101,600(6)                   1.8%
129 Mayfield Drive
Trumbull, CT 06611

Tancred Schiavoni                              0                         0%
246 Jennings Road
Cold Spring Harbor, NY 11724

All Directors and Officers               362,148                      6.4%
as a group (5 individuals)

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of the record date pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Mr. Davidoff may be deemed to be the beneficial owner of the shares owned by CMNY Capital, L.P. by virtue of his position as Managing Director, Venture Capital Department for Carl Marks & Co., Inc., an affiliate of CMNY Capital, L.P., the record owner of these shares. If so, Mr. Davidoff would be deemed to own 869,663 shares or 15.9%. Mr. Davidoff disclaims beneficial ownership of the shares owned by CMNY Capital, L.P.

(3) Includes 24,000 shares of Common Stock issuable upon exercise of warrants.

(4) Includes 96,000 shares of Common Stock issuable upon exercise of options.

(5) Includes 20,000 shares of Common Stock issuable upon exercise of options.

(6) Includes 101,500 shares of Common Stock issuable upon exercise of options.

(7) Does not include shares of Common Stock issuable upon exercise of incentive stock options to purchase a total of 7,500 shares held by Norma Gold, an employee of the Company and Dr. Stewart's wife. Dr. Stewart disclaims any beneficial ownership in Norma Gold's options or the shares of Common Stock issuable upon their exercise.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of the reports and other information furnished to the Company, the Company believes that during the fiscal year ended September 30, 1996, all such reports were timely filed, except: Mr. Schiavoni and Mr. Twerdahl each failed to timely file his initial report upon becoming a director; Dr. Stewart failed to timely file four reports to report four option grants to him and three option grants to his spouse and the repricing of five option grants previously made to him; Mr. Davidoff failed to timely file two reports to report two grants of warrants to him; and Mr. Schlig failed to timely file one report to report two option grants to him.

                            1. ELECTION OF DIRECTORS

The Board of Directors has nominated each of the nominees set forth below as a director of the Company to serve until the next annual meeting of the stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each nominee is currently a director of the Company. All of the nominees have indicated a willingness to serve as directors, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead.

         If a quorum is present at the Annual Meeting, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum but will not be included in determining whether nominees have received the vote of such plurality.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR SUCH NOMINEES.

         The following sets forth the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

         GERALD W. STEWART. Age 52, director since 1985. Dr. Stewart has served as Chief Executive Officer of the Company since October 1984 and as Chairman of the Board since April, 1988. He also served as President of the Company from October 1984 to November 1996. Since joining the Company in 1979 as Director of the Center for Chemical and Environmental Physics, Dr. Stewart has held several positions, including Director of Engineering and Vice President for Strategic Planning and Development. Prior to joining the Company, Dr. Stewart served as Chief, Supporting Research Branch at the U.S. Department of Energy's Energy Technology Center, where he was responsible for developing new and improved devices for in-process monitoring and the transfer of these technologies to the commercial sector. Dr. Stewart served as assistant professor of chemistry at West Virginia University and as a research associate at both the Massachusetts Institute of Technology and Washington University. Dr. Stewart holds a Ph.D. in Physical Chemistry from the University of Idaho, an M.S. in Physical Chemistry from South Dakota School of Mines and Technology, and a B.S. in Chemistry from Wilmington College.

         ERIC H. TWERDAHL. Age 49, director since 1996. Mr. Twerdahl was elected President and Chief Operating Officer of the Company in November 1996. For more than five years prior to joining the Company, Mr. Twerdahl was Managing Director of Fox, Twerdahl, Lehmann & Co., an international investment banking firm providing merger and acquisition services. Also, in that capacity, he was U.S. Advisor to government-owned Austrian Industries AG, Vienna, a $17 billion conglomerate in steel, aluminum, chemicals, petrochemicals, and large-scale engineering, where he assisted with M&A and alliances associated with industrial processing technologies. Previously, Mr. Twerdahl was Senior Vice President of Japan's Sanwa Bank Ltd., where he established and headed the U.S. Banking and Corporate Finance Division. He holds a B.A. from Johns Hopkins University and an M.B.A. from Boston University.

         HOWARD DAVIDOFF. Age 40, director since 1987. Since 1987, Mr. Davidoff has been Managing Director of the Venture Capital Department of Carl Marks & Co., Inc. in New York, New York. From February 1981 to May 1986, Mr. Davidoff was employed by The Chase Manhattan Bank (National Association) as a corporate lending officer. Mr. Davidoff holds a B.B.S. degree from Boston University and an M.B.A. degree from New York University. Mr. Davidoff is a member of the Compensation and Audit Committees.

         TANCRED SCHIAVONI. Age 69, director since 1996. Mr. Schiavoni serves as a Venture Investment Consultant and is a member of the Investment Review Committee of the New York State Science and Technology Foundation. Prior to his retirement in 1991, Mr. Schiavoni was a general partner of Investech, L.P, a private venture capital fund. He holds a B.S. degree in electrical engineering from Columbia University. Mr. Schiavoni is a member of the Compensation and Audit Committees.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing nominating committee.

         The Audit Committee is currently comprised of Messrs. Davidoff and Schiavoni. The Audit Committee oversees the Company's system of internal accounting controls, recommends to the Board of Directors and the stockholders the appointment of a firm of independent certified auditors to conduct the annual audit of the Company's financial statements, reviews the scope of the audit, reviews reports from the independent certified auditors, and makes such recommendations to the Board of Directors in connection with the annual audit as it deems appropriate. The Audit Committee met once during fiscal year 1996.

         The Compensation Committee is currently comprised of Messrs. Davidoff and Schiavoni. The Compensation Committee reviews the compensation of officers of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the 1985 Incentive Stock Option Plan and the 1991 Stock Option Plan, including the grant of stock options thereunder. The Compensation Committee met once during fiscal year 1996.

         The Board of Directors held seven meetings during fiscal year 1996. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

DIRECTORS' COMPENSATION

Directors who are employees of the Company do not receive any compensation for serving as directors. The Company has agreed to reimburse each non-employee director for the expenses incurred to attend Board meetings and also to pay each a fee of $1,200 for each meeting attended. In addition, non-employee directors annually receive a warrant to purchase 6,000 shares of Common Stock. The exercise price of the warrant is the fair market value at the time of grant and it remains exercisable for five years from the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation paid by the Company to the Company's Chief Executive Officer and the only other executive officer whose compensation in fiscal year 1996 exceeded $100,000 for services in all capacities to the Company and its subsidiaries.


                                                               Long -Term
                                                              Compensation
                                                                 Awards
                                                               Securities
                                                Annual         Underlying
Name and                                     Compensation       Options/
Principal                                       Salary            SARs
Position                       Year              ($)              (#)
(a)                             (b)              (c)              (g)
---------------------------------------------------------------------------

Gerald W. Stewart              1996           $145,000           10,000
  Chief Executive              1995           $125,000           10,000
  Officer                      1994           $125,000           10,000


Joseph Schlig                  1996           $100,000          107,500
  Vice President, Chief
  Financial Officer,
  Secretary and Treasurer

OPTION GRANTS

The following table sets forth information with respect to stock options granted to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 1996. No Stock Appreciation Rights ("SARs") were granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                     Number of         Percent of
                     Securities      Total Options/
                     Underlying      SARs Granted to    Exercise
                      Options/        Employees in          or
                        SARs             Fiscal         Base Price
                      Granted             Year            ($/Sh)         Expiration
       Name             (#)                (c)             (d)              Date
        (a)             (b)                                                 (e)
----------------------------------------------------------------------------------------
Gerald W. Stewart       10,000(1)         4.3%            $0.81         July 23, 2003

Joseph Schlig          100,000(2)        43.2%            $1.50         October 23, 2000

                         7,500(1)         3.2%            $0.81         July 23, 2003

----------

(1) Options granted vest ratably over five (5) years starting on the date of grant and on each of the next four anniversary dates of the grant.

(2) Option immediately exercisable upon grant.

OPTION EXERCISES AND YEAR-END VALUES

The following table sets forth information concerning option holdings as of September 30, 1996 with respect to the individuals named in the Summary Compensation Table. No stock options were exercised by any named Executive Officer during fiscal year 1996.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUE

                        Number of Securities                    Value of Unexercised
                       Underlying Unexercised                   In-the-Money Options
   Name                Options at FY-End (#)                       at FY-End ($)
   (a)                          (b)                                     (c)
---------------------------------------------------------------------------------------
                      Unexercisable       Exercisable     Unexercisable     Exercisable
---------------------------------------------------------------------------------------
Gerald W. Stewart           27,691             82,309             $--             $--
Joseph Schlig                6,000            101,500             $--             $--

EMPLOYMENT AGREEMENTS

Dr. Gerald W. Stewart

The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Gerald W. Stewart, as President and Chief Executive Officer, effective January 1, 1994. The Employment Agreement provides for a five-year term and an annual base salary of $125,000 payable in substantially equal payments in accordance with the Company's usual practices, with reimbursement for reasonable business expenses. The base salary was increased to $145,000 per year as of October 1, 1995. A cash bonus determined by the Board of Directors can be earned if the Company meets or exceeds the target goals for the year, as set by the Board of Directors.

         Dr. Stewart's employment may be terminated by the Company at any time for "good cause" (as defined in the Employment Agreement) and Dr. Stewart may terminate his employment at any time by providing 30 days' prior written notice to the Company. Under either of these circumstances, the Company will be obligated to pay Dr. Stewart his base salary plus accrued bonus and expenses through the end of the month of termination. If the Company terminates Dr. Stewart's employment other than for "good cause" or if Dr. Stewart terminates his employment due to a material breach by the Company of the Employment Agreement, Dr. Stewart will be entitled to receive from the Company a sum equal to the most recent base salary, payable in 10 consecutive equal monthly installments.

         The Employment Agreement also includes non-competition provisions which prevent Dr. Stewart from competing with the Company while employed by the Company and which prevent Dr. Stewart, for a period of two years after his termination of employment with the Company, from hiring any employee of the Company or from persuading any employee, customer, independent contractor, dealer, supplier or client of the Company from discontinuing its relationship with the Company. If Dr. Stewart's employment is terminated by the Company without "good cause" or by Dr. Stewart as a result of a material breach of the Employment Agreement by the Company, the two-year period mentioned above shall be reduced to one year.

Joseph Schlig

The Company has entered into an employment agreement (the "Employment Agreement") with Mr. Joseph Schlig as Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of the Company effective September 30, 1995. The Employment Agreement provides for a one year term, renewable, and an annual base salary of $100,000 payable in substantially equal payments in accordance with the Company's usual practices, with reimbursement for reasonable business expenses. A cash bonus determined by the Board of Directors can be earned if the Company meets or exceeds the target goals for the year, set by the Board of Directors. In addition, a grant of a qualified option to purchase 100,000 shares of Common Stock was made at the fair market value of the Common Stock on October 1, 1995, the date of grant, exercisable for a period of five years from the date of grant.

         Mr. Schlig's employment may be terminated by the Company at any time for "good cause" (as defined in the Employment Agreement) and Mr. Schlig may terminate his employment at any time by providing 30 days' prior written notice to the Company. Under either of these circumstances, the Company will be obligated to pay Mr. Schlig his base salary plus accrued bonus and expenses through the end of the month of termination. If the Company terminates Mr. Schlig's employment other than for "good cause" or if Mr. Schlig terminates his employment due to a material breach by the Company of the Employment Agreement, Mr. Schlig shall be entitled to receive from the Company a sum equal to the most recent base salary, payable in 10 consecutive equal monthly installments.

         The Employment Agreement also includes non-competition provisions which prevent Mr. Schlig from competing with the Company while employed by the Company and which prevent Mr. Schlig, for a period of two years after his termination of employment with the Company, from hiring any employee of the Company or from persuading any employee, customer, independent contractor, dealer, supplier or client of the Company from discontinuing its relationship with the Company. If Mr. Schlig's employment is terminated by the Company without "good cause" or by Mr. Schlig as a result of a material breach of the Employment Agreement by the Company, the two-year period mentioned above shall be reduced to one year.

STOCK OPTION PLANS

The Company has previously adopted the 1985 Incentive Stock Option Plan (the "1985 Plan"), which provides that options granted thereunder are intended to qualify as "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code, as amended (the "Code"). No further options may be granted under the 1985 Plan, but it continues to govern options previously issued pursuant to it.

         The Company has also adopted a 1991 Stock Option Plan (the "1991 Plan"). The 1991 Plan provides for the grant of options intended to qualify as incentive stock options within the meaning of Section 422 of the Code as well as for the grant of nonstatutory options. Although incentive stock options are issuable only to employees of the Company, nonstatutory options may be issued to non-employee directors, consultants and others, as well as to employees. The 1985 Plan and the 1991 Plan are collectively referred to herein as the "Plans."

         The 1985 Plan is administered by the Board of Directors and the 1991 Plan is administered by a committee of no less than two members of the Board of Directors, each of whom is a disinterested person within the meaning of Rule 16b-3 of the Securities

Exchange Act of 1934. The Company currently has 48,455 shares of Common Stock reserved for issuance under the 1985 Plan and there are 520,000 shares reserved for issuance under the 1991 Plan. The Board of Directors determines which individuals shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the exercise price thereof.

         The exercise price of incentive stock options may not be less than 100% of the fair market value of the shares of Common Stock on the date the options are granted (110% in the case of an employee who owns, directly or indirectly, at the time of the grant more than 10% of the total combined voting power of all classes of capital stock of the Company (a "10% Stockholder"). The aggregate fair market value (determined as of the date the options are granted) of the shares of Common Stock for which an employee may be granted Incentive Stock options in any calendar year may not exceed $100,000.

         No options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option may be exercised only by him. In the event of termination of employment other than by death or disability, incentive stocks options will terminate after three months, unless determined otherwise. Under the 1985 Plan, upon termination of employment of an optionee by reason of death, options remain exercisable for ninety days thereafter to the extent they were exercisable on the date of such termination. Also under the 1985 Plan, if an employee is terminated as a result of disability, any outstanding options, to the extent then exercisable, may be exercised within six months. Under the 1991 Plan, upon the death of an optionee, his options remain exercisable for one year thereafter to the extent they were exercisable on the date of death. The 1991 Plan also provides that upon termination of employment of an optionee as a result of disability, any outstanding incentive stock options, to the extent then exercisable, may be exercised within one year.

         The exercise period of the options granted under the Plan cannot exceed 10 years from the date of grant, unless the optionee is a 10% Stockholder, in which case the period of the options may not exceed five years from the date of grant. All options granted under the Plans provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no investment other than the consideration paid for his original shares. Any options granted under the 1991 Plan that expire unexercised or that terminate become available once again for issuance. Shares issued upon exercise of an option will rank equally with the shares then outstanding.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 10, 1992, the Company authorized the grant of an unsecured loan due May 1, 1999 to Dr. Stewart in the amount of approximately $75,000, with interest at the rate of 6% per annum to cover certain income tax liabilities generated from Dr. Stewart's conversion of deferred compensation to restricted stock. The Board of Directors has waived interest payments and the payment of principal effective as of January 23, 1996.

              2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected McGladrey & Pullen, LLP as independent certified auditors to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1997 and has determined that it would be desirable to the stockholders ratify such selection. McGladrey & Pullen, LLP served as the Company's independent certified auditors for the fiscal year ended September 30, 1996 and has reported on the Company's consolidated financial statements for such year. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if desired and will be available to respond to appropriate questions from stockholders.

         KPMG Peat Marwick LLP ("KPMG") were previously the independent auditors for the Company. KPMG resigned as auditors as of August 31, 1995. In connection with the audits of the fiscal years ended September 30, 1994 and September 24, 1993, and during the subsequent interim period through August 31, 1995, there were no "disagreements" (as that term is defined in Item 304 of Regulation S-B of the Exchange Act) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiary, as of and for the years ended September 30, 1994, and September 24, 1993, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG's auditor's report on the consolidated financial statements of the Company and its subsidiary, as of and for the years ended September 30, 1994 and September 24, 1993, contained a separate paragraph stating that "the Company is currently in default of a debt agreement and its recurring losses from operations, accumulated deficit and working capital deficiency, raise substantial doubt about the entity's ability to continue as a going concern." Management's plans in regard to these matters were also described in Note 14 to the consolidated financial statements for the fiscal year ended September 30, 1995. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company engaged as McGladrey & Pullen, LLP as new independent auditor, to audit the Company's financial statements as of and for the year ended September 30, 1995, effective as of October 13, 1995. During the Company's two most recent fiscal years and any subsequent period prior to engagement of McGladrey & Pullen, LLP, the Company did not consult McGladrey & Pullen, LLP regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements and no written or oral reports were rendered to the Company by McGladrey & Pullen, LLP thereto, or (ii) any matter that was either the subject of a "disagreement" (as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B of the Exchange Act).

         Although the Board of Directors has the responsibility for selecting the Company's independent certified auditors, their selection of McGladrey & Pullen, LLP is being submitted for ratification at the Annual Meeting. If stockholders do not ratify the selection of McGladrey & Pullen, LLP, the Audit Committee of the Board of Directors may reconsider the selection of independent auditors.

         If a quorum is present at the Annual Meeting, the ratification of the selection of McGladrey & Pullen, LLP as independent auditors will require the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT CERTIFIED AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                         STOCKHOLDER PROPOSALS FOR 1998

Any proposal intended to be presented by a stockholder at the Company's 1998 Annual Meeting of Stockholders must be presented to the Company no later than the close of business on November 14, 1997. Proposals should be addressed to Joseph Schlig, Industrial Technologies, Inc., One Trefoil Drive, Trumbull, CT 06611.




                                   By order of the Board of Directors,


                                   /s/ JOSEPH SCHLIG
                                   -----------------
                                   Joseph Schlig
                                   Secretary


Trumbull, CT
March 14, 1997

                          INDUSTRIAL TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 1997
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, having duly received the Notice of the 1997 Annual Meeting of Stockholders, Annual Report, and Proxy Statement, dated March 14, 1997, hereby appoints Gerald W. Stewart, with full power of substitution, revoking all proxies previously given, to represent the undersigned in all matters coming before the 1997 Annual Meeting of Stockholders (the "Meeting") of Industrial Technologies, Inc., to be held at the principal executive offices of the Company at One Trefoil Drive, Trumbull, Connecticut, on Tuesday, April 15, 1997, at 10:00 a.m., and any adjournments thereof, and to vote, as designated below, all of the Common Stock of Industrial Technologies, Inc., which the undersigned would be entitled to vote if personally present at the Meeting.

1.  ELECTION OF DIRECTORS.

                  Nominees:   *Gerald W. Stewart  *Howard Davidoff
                      *Eric H. Twerdahl  *Tancred V. Schiavoni

/ / FOR ALL nominees listed above, except vote withheld from the following nominees (if any):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(INSTRUCTION: to withhold authority to vote for any individual nominee, please write that nominee's name in the space provided above)

/ /  WITHHOLD AUTHORITY to vote for ALL nominees


2. PROPOSAL TO Ratify the Appointment of McGladrey & Pullen, LLP, as the independent auditors for the Company for the fiscal year ending September 30, 1997.

               / / FOR              / / AGAINST           / / ABSTAIN


 ................................................................................


In his discretion, the person named above to represent the undersigned at the Meeting is also authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof, including matters incident to its conduct.

/ / I plan to Attend the Meeting

/ / I DO NOT wish to receive Annual Reports for the following accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2. THIS PROXY WILL BE VOTED BY THE PERSON NAMED IN THIS PROXY IN HIS BEST JUDGMENT ON ANY OTHER BUSINESS PRESENTED AT SUCH MEETING.

   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE(S) AND
                                  INSERT DATE

         If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons must sign this Proxy below. If shares of stock are held of record by a corporation, the Proxy must be executed by a duly authorized Officer, and the corporate seal should be affixed. Executors, administrators, trustees or other fiduciaries who execute this Proxy for a deceased stockholder must give their full title.

                                        Signature(s):
                                                      --------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Dated:                            , 1997
                                              ----------------------------



   REGARDLESS OF WHETHER YOU EXPECT TO ATTEND PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED, ADDRESSED, RETURN ENVELOPE. NO POSTAGE
                       IS REQUIRED IF MAILED IN THE U.S.